UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a party other than the Registrant  ☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NIGHTDRAGON ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NightDragon Acquisition Corp.

101 Second Street, Suite 1275

San Francisco, California 94105

(510) 306-7780

October [●], 2022

Dear Fellow Stockholders:

We are pleased to invite you to attend a special meeting in lieu of annual meeting of stockholders of NightDragon Acquisition Corp., to be held on [●], [●], 2022 at 9:00 a.m., local time, at our offices located at 101 Second Street, Suite 1275, San Francisco, California 94105.

The attached formal meeting notice and proxy statement contain details of the business to be conducted at the meeting.

Your vote is important. Whether or not you attend the meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to vote and submit your proxy promptly via the Internet or mail.

Sincerely,

David G. DeWalt

Chairman of the Board of Directors

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NIGHTDRAGON ACQUISITION CORP.

101 Second Street, Suite 1275

San Francisco, California 94105

NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	9:00 a.m., local time, on [●], [●], 2022

Place	Our offices located at 101 Second Street, Suite 1275, San Francisco, California 94105.

Items of Business

•  To adopt an amended and restated certificate of incorporation in the form reflecting the changes marked on the document attached hereto as Annex A to change the date by which we must consummate our initial business combination from March 4, 2023 (or June 4, 2023, if we have executed a letter of intent, agreement in principle or definitive agreement for an initial business combination on or before March 4, 2023), to the time and date immediately following the filing of such amended and restated certificate of incorporation with the Secretary of State of the State of Delaware and to make certain other technical and administrative changes.

•  To amend our investment management trust agreement, dated March 1, 2021, with American Stock Transfer & Trust Company, LLC, as trustee, pursuant to an amendment in the form attached hereto as Annex B, to change the date on which the trustee must commence liquidation of the trust account established in connection with our initial public offering to the time and date immediately following the filing of the amended and restated certificate of incorporation described above with the Secretary of State of the State of Delaware.

•  To ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

•  To approve one or more adjournments of the meeting from time to time, if necessary or appropriate (as determined by our board of directors or the chairperson of the meeting), including to solicit additional proxies to vote in favor of the other items of business identified above, in the event that there are insufficient votes at the time of the meeting to establish a quorum or approve the first and second items of business identified above.

•  To transact other business that may properly come before the meeting or any adjournments or postponements thereof.

Record Date	The close of business on October 18, 2022 Only stockholders of record as of the close of business on October 18, 2022 are entitled to notice of and to vote at the meeting.

Availability of Proxy Materials	The Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement, notice of meeting, form of proxy and our annual report, is first being sent or given on or

-ii-

about October [●], 2022 to all stockholders entitled to vote at the meeting.

The proxy materials and our annual report can be accessed as of October [●], 2022 by visiting www.astproxyportal.com/ast/24096.

Voting	Your vote is important. Whether or not you plan to attend the meeting, we urge you to submit your proxy or voting instructions via the Internet or mail as soon as possible.

By order of the Board of Directors,

David G. DeWalt

Chairman of the Board of Directors

San Francisco, California

October [●], 2022

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NIGHTDRAGON ACQUISITION CORP.

PROXY STATEMENT

FOR A SPECIAL MEETING OF STOCKHOLDERS

To be held at 9:00 a.m., local time, on [●], [●], 2022

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR MEETING

Why am I receiving these materials?

This proxy statement and the form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at a special meeting in lieu of annual meeting of stockholders of NightDragon Acquisition Corp., a Delaware corporation, which we refer to as the meeting, and any postponements, adjournments or continuations thereof. The meeting will be held on [●], [●], 2022 at 9:00 a.m., local time, at our offices located at 101 Second Street, Suite 1275, San Francisco, California 94105.

The Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability, containing instructions on how to access this proxy statement, the accompanying notice of meeting and form of proxy, and our annual report, is first being sent or given on or about October [●], 2022 to all stockholders of record as of October 18, 2022.

The proxy materials and our annual report can be accessed as of October [●], 2022 by visiting www.astproxyportal.com/ast/24096. If you receive a Notice of Internet Availability, then you will not receive a printed copy of the proxy materials or our annual report in the mail unless you specifically request these materials. Instructions for requesting a printed copy of the proxy materials and our annual report are set forth in the Notice of Internet Availability.

What proposals will be voted on at the meeting?

The following proposals will be voted on at the meeting:

•

Proposal No. 1—Charter Amendment Proposal: To adopt an amended and restated certificate of incorporation in the form reflecting the changes marked on the document attached hereto as Annex A, or the Restated Certificate, to change the date by which we must consummate our initial business combination from March 4, 2023 (or June 4, 2023, if we have executed a letter of intent, agreement in principle or definitive agreement for an initial business combination on or before March 4, 2023), which we refer to as the Original Termination Date, to the time and date immediately following the filing of the Restated Certificate with the Secretary of State of the State of Delaware, or the Accelerated Termination Time, and to make certain other technical and administrative changes.

•

Proposal No. 2—Trust Amendment Proposal: To amend our investment management trust agreement, dated March 1, 2021, or the Trust Agreement, with American Stock Transfer & Trust Company, LLC, as trustee, pursuant to an amendment in the form attached hereto as Annex B, to change the date on which the trustee must commence liquidation of the trust account established in connection with our initial public offering, or the trust account, to the Accelerated Termination Time.

•	Proposal No. 3—Auditor Ratification Proposal: To ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

•	Proposal No. 4—Adjournment Proposal: To approve one or more adjournments of the meeting from time to time, if necessary or appropriate (as determined by our board of directors or the chairperson of the meeting), including to solicit additional proxies to vote in favor of the Charter Amendment Proposal, the Trust Amendment Proposal and the Auditor Ratification Proposal, in the event that there are insufficient votes at the time of the meeting to establish a quorum or approve the Charter Amendment Proposal, the Trust Amendment Proposal and the Auditor Ratification Proposal.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Auditor Ratification Proposal and the Adjournment Proposal are not conditioned upon the approval of any other proposal.

As of the date of this proxy statement, our management and board of directors were not aware of any other matters to be presented at the meeting.

Why is NightDragon proposing the Charter Amendment Proposal and the Trust Amendment Proposal?

NightDragon’s existing certificate of incorporation currently provides that we have until the Original Termination Date to complete our initial business combination, and if we do not complete an initial business combination by then, we will be required to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the issued and outstanding shares of Class A common stock issued in our initial public offering, or the public shares, at a per-share price, payable in cash and out of funds legally available therefor, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income tax obligations (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish the rights of the holders of the public shares, or the public stockholders, as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Trust Agreement currently provides that the trustee shall commence liquidation of the trust account only and promptly (i) upon receipt of the applicable instruction letter delivered by us in connection with either a closing of an initial business combination or our inability to effect an initial business combination with the time frame specified in our certificate of incorporation, or (ii) upon the date that is the later of the Original Termination Date and such later date as may be approved by our stockholders in accordance with our certificate of incorporation.

Our board of directors believes that the current provisions of our certificate of incorporation and the Trust Agreement described above were included to protect our stockholders from having to sustain their investment for an unreasonably long period if we were unable to find a suitable initial business combination target prior to the Original Termination Date. However, even though our board of directors has determined that it is unlikely that we would be able to complete a business combination before the Original Termination Date, our certificate of incorporation and the Trust Agreement do not permit us to return the funds in the trust account to the public stockholders by way of liquidating the trust account until after the Original Termination Date, and the public stockholders are limited in their ability to exercise their redemption rights.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Accelerated Termination Time such that (i) the public stockholders may elect to redeem all or a portion of their public shares in exchange for their pro rata portion of the funds held in the trust account in connection with the approval of the Charter Amendment Proposal, which we refer to as the voluntary redemption, without having to wait for approximately another three to six months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period; (ii) we will be obligated to redeem all remaining issued and outstanding public shares not redeemed in the voluntary redemption as promptly as reasonably possible but not more than ten business days after the Accelerated Termination Time, which we refer to as the post-amendment share redemption, which will enable the redemption of all of the public shares by us before NightDragon potentially becomes subject to certain excise taxes applicable to stock repurchases by U.S. public companies pursuant to the Inflation Reduction Act of 2022, or the IRA; (iii) if such approval has not already been obtained, subject to the approval of our board of directors and our remaining stockholders after completion of the post-amendment share redemption, dissolve and liquidate as promptly as reasonably possible after completion of the post-amendment share redemption, which will allow us to return the funds to our public stockholders earlier and enable these stockholders to deploy such returned funds as they see fit; and (iv) the trustee shall commence liquidation of the trust account promptly following the Accelerated Termination Time. We also plan to voluntarily delist our shares of Class A common stock from the Nasdaq Capital Market, or Nasdaq, as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of Nasdaq and the Restated Certificate.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved or implemented and we are unable to complete a business combination on or before the Original Termination Date, we expect to dissolve and liquidate in accordance with our existing certificate of incorporation.

How does the board of directors recommend that I vote on these proposals?

Our board of directors recommends that you vote your shares:

•	“FOR” the Charter Amendment Proposal;

•	“FOR” the Trust Amendment Proposal;

•	“FOR” the Auditor Ratification Proposal; and

•	“FOR” the Adjournment Proposal.

However, our board of directors makes no recommendation as to whether you should redeem your public shares.

The existence of financial and personal interests of our directors and officers in the Charter Amendment Proposal and the Trust Amendment Proposal may result in conflicts of interest, including a conflict between what may be in the best interests of NightDragon and its stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the proposals. See the sections titled “Proposal No. 1: The Charter Amendment Proposal—Interests of the Sponsor and NightDragon’s Officers and Directors,” “Proposal No. 2: The Trust Amendment Proposal—Interests of the Sponsor and NightDragon’s Officers and Directors” and “Security Ownership of Certain Beneficial Owners and Management” for a further discussion of these considerations.

How do NightDragon’s insiders intend to vote their shares?

As of the record date, October 18, 2022, our sponsor and our directors and officers collectively have the right to vote [●]% of the voting power of our issued and outstanding shares of common stock. See the section titled “Security Ownership of Certain Beneficial Owners and Management.” We expect that our sponsor and our directors and officers will vote all of their shares in favor of each proposal to be voted upon by our stockholders at the meeting.

Will how I vote affect my ability to exercise redemption rights?

You may exercise your redemption rights regardless of whether or not you vote for or against the proposals, or do not vote at all, and regardless of whether you hold public shares on the record date (so long as you are a holder at the time of exercise). However, under our certificate of incorporation, we are only obligated to provide you with the opportunity to redeem your public shares in connection with the Charter Amendment Proposal upon the approval of such proposal.

How do I exercise my redemption rights?

Under our existing certificate of incorporation, upon the approval of the Charter Amendment Proposal, any public stockholder may request that their public shares be redeemed for a per-share price, payable in cash, equal to the aggregate amount on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares. As of the record date, this would amount to a redemption price of approximately $[●] per public share. However, the proceeds deposited in the trust account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public stockholders. Therefore, the per share distribution from the trust account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to the public stockholders electing to redeem their Class A common stock in the voluntary redemption will be distributed promptly after the adjournment of the meeting if the Charter Amendment Proposal and Trust Amendment Proposal are approved.

If you are a public stockholder and wish to exercise your right to redeem your shares of Class A common stock in connection with the approval of the Charter Amendment Proposal, you must:

•	hold shares of Class A common stock;

•

submit a written request to American Stock Transfer & Trust Company, LLC, as NightDragon’s transfer agent and registrar, or AST, in which you request that NightDragon redeem all or a portion of your shares of Class A common stock for cash; and

•

tender your shares of Class A common stock by either delivering your share certificate(s) to AST or by delivering your public shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system.

See “How can I contact NightDragon’s Transfer Agent?” below for AST’s contact information.

Holders who intend to exercise their redemption rights in connection with the voluntary redemption are requested to complete the procedures described above prior to 5:00 p.m., Eastern time, on [●], 2022 (two business days before the meeting) in order for their shares of Class A common stock to be redeemed pursuant to such voluntary redemption rights.

If you hold your public shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have the shares of Class A common stock you beneficially own re-registered in your name and delivered electronically.

Holders of our SCALE units must elect to separate the underlying public shares and the warrants prior to exercising redemption rights with respect to the public shares. If you hold SCALE units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the SCALE units into the underlying public shares and warrants, or if a holder holds units registered in its, his or her own name, the holder must contact AST directly and instruct AST to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the SCALE units into the underlying public shares and warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary.

Any request for voluntary redemption, once made by a public stockholder, may be withdrawn at any time prior to the approval of the Charter Amendment Proposal, or the voluntary redemption withdrawal deadline. If you deliver your shares for voluntary redemption to AST and later decide not to elect redemption, you may, prior to the voluntary redemption withdrawal deadline, request that we instruct AST to return the shares to you (either physically or electronically). We will be required to honor any such requests only if made prior to the voluntary redemption withdrawal deadline. After this time, a request for voluntary redemption may not be withdrawn unless our board of directors determines (in its sole discretion) to permit the withdrawal of such redemption request, which it may do in whole or in part. Such a request must be made by contacting AST.

Any corrected or changed written exercise of redemption rights in connection with the voluntary redemption must be received by AST prior to the deadline for exercising redemption requests in connection with the voluntary redemption and, thereafter, prior to the voluntary redemption withdrawal deadline. Requests for such redemption may not be honored unless the certificate (if any) representing the holder’s shares has been delivered (either physically or electronically) to AST prior to 5:00 p.m., Eastern Time, on [●], 2022 (two business days before the meeting).

If a public stockholder properly makes a request for voluntary redemption, such public stockholder’s shares of Class A common stock are delivered as described above and the Charter Amendment Proposal is approved and implemented, then we will redeem such shares of Class A common stock for a pro rata portion of funds deposited in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), calculated as of two business days prior to the meeting. Thereafter, such public stockholder will no longer own the shares of Class A common stock so redeemed.

In addition, if the Charter Amendment Proposal is approved and implemented, and because we do not anticipate being able to complete an initial business combination by the Accelerated Termination Time, we will be obligated to complete the redemption of all the remaining issued and outstanding public shares that were not redeemed in the voluntary redemption as promptly as reasonably possible, but not more than ten business days after the Accelerated Termination Time, at a per-share price, payable in cash, equal to the aggregate amount on deposit in the trust account as of the Accelerated Termination Time (after taking into account the voluntary redemption), including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding public shares after completion of the voluntary redemption. As of the Accelerated Termination Time, all remaining issued and outstanding public shares (after taking into account the voluntary redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining public shares upon presentation of their respective share certificates (if any) or other delivery of their shares to AST. Beneficial owners of such public shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. Upon the completion of the post-amendment share redemption, the public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) will be extinguished.

For a discussion of certain material U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Redeemed Stockholders.” The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

What will happen to NightDragon’s warrants?

If the Charter Amendment Proposal and Trust Amendment Proposal are approved and we do not consummate an initial Business Combination by the Accelerated Termination Time, our warrants will expire worthless.

If the Charter Amendment Proposal and Trust Amendment Proposal are not approved and we do not consummate an initial Business Combination by the Original Termination Date, our warrants will also expire worthless.

Will I have an opportunity to vote for directors at the meeting?

Under our certificate of incorporation, the holders of our Class B common stock have the exclusive right to elect, remove and replace any director. NightDragon Acquisition Sponsor, LLC, or our sponsor, is the sole holder of our Class B common stock and is consequently the sole stockholder entitled to elect directors. Our sponsor has advised that it intends to elect directors to our board of directors pursuant to an action by written consent on or about the date of the meeting.

Who is entitled to vote at the meeting?

Holders of our Class A and Class B common stock as of the close of business on October 18, 2022, the record date for the meeting, may vote at the meeting. As of the record date, there were [●] shares of our Class A common stock outstanding and [●] shares of our Class B common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Each share of Class A common stock and Class B common stock is entitled to one vote on each matter properly brought before the meeting. Our Class A common stock and Class B common stock are collectively referred to in this proxy statement as our common stock.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are considered the stockholder of record with respect to those shares, and the Notice of Internet Availability was sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the meeting. Throughout this proxy statement, we refer to these holders as “stockholders of record.”

Street Name Stockholders. If your shares are held in a brokerage account or by a broker, bank or other nominee, then you are considered the beneficial owner of shares held in street name, and the Notice of Internet Availability was forwarded to you by your broker, bank or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions that your broker, bank or other nominee sent to you. Throughout this proxy statement, we refer to these holders as “street name stockholders.”

Is there a list of registered stockholders entitled to vote at the meeting?

A list of registered stockholders entitled to vote at the meeting will be made available for examination by any stockholder for any purpose germane to the meeting at the meeting and for a period of ten days, ending on the day before the date of the meeting, between the hours of 9:00 a.m. and 4:30 p.m., local time, at our principal executive offices located at 101 Second Street, Suite 1275, San Francisco, California 94105 by contacting our corporate secretary.

How many votes are needed for approval of each proposal?

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Proposal No. 1: Adoption of the Charter Amendment Proposal requires (i) the affirmative vote of the holders of at least 65% of the voting power of our outstanding shares of common stock (meaning that, of the outstanding shares of common stock, at least 65% must be voted FOR the proposal for it to be approved) and (ii) the affirmative vote of the holders of at least a majority of our outstanding shares of Class A common stock (meaning that, of the outstanding shares of Class A common stock, at least a majority must be voted FOR the proposal for it be approved). You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions and broker non-votes will have the effect of voting AGAINST this proposal. Adoption of the Charter Amendment Proposal is conditional on the adoption of the Trust Amendment Proposal, as set forth below.

•

Proposal No. 2: Adoption of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of the voting power of our outstanding shares of common stock (meaning that, of the outstanding shares of common stock, at least 65% must be voted FOR the proposal for it to be approved). You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions and broker non-votes will have the effect of voting AGAINST this proposal. Adoption of the Trust Amendment Proposal is conditional on the adoption of the Charter Amendment Proposal, as set forth above.

•

Proposal No. 3: Adoption of the Auditor Ratification Proposal requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote thereon (meaning that, of the shares represented at the meeting and entitled to vote, a majority of them must be voted FOR the proposal for it be approved). You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions will have the effect of voting AGAINST this proposal. Because this is a routine proposal, we do not expect any broker non-votes on this proposal.

•

Proposal No. 4: Adoption of the Adjournment Proposal requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote thereon (meaning that, of the shares represented at the meeting and entitled to vote, a majority of them must be voted FOR the proposal for it be approved). You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions will have the effect of voting AGAINST this proposal. Because this is a routine proposal, we do not expect any broker non-votes on this proposal.

What is the quorum requirement for the meeting?

A quorum is the minimum number of shares required to be present or represented at the meeting for the meeting to be properly held under our amended and restated bylaws and Delaware law. The presence, in person or by proxy, of a majority of the voting power of our capital stock issued and outstanding and entitled to vote will constitute a quorum to transact business at the meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairperson of the meeting may adjourn the meeting to another time or place.

How do I vote and what are the voting deadlines?

Stockholder of Record. If you are a stockholder of record, you may vote in one of the following ways:

•

by Internet at www.voteproxy.com, 24 hours a day, 7 days a week, until 11:59 a.m., Eastern time, on [●], 2022 (have your Notice of Internet Availability or proxy card in hand when you visit the website);

•	by completing, signing and mailing your proxy card (if you received printed proxy materials), which must be received prior to the meeting; or

•	by attending the meeting in person, you may vote by delivering your completed proxy card or by completing and submitting a ballot, which will be provided at the meeting.

Street Name Stockholders. If you are a street name stockholder, then you will receive voting instructions from your broker, bank or other nominee. The availability of Internet and other voting options will depend on the voting process of your broker, bank or other nominee. We therefore recommend that you follow the voting instructions in the materials you receive. If you are a street name stockholder, then you may not vote your shares in person at the meeting unless you obtain a legal proxy from your broker, bank or other nominee.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•	“FOR” the Charter Amendment Proposal;

•	“FOR” the Trust Amendment Proposal;

•	“FOR” the Auditor Ratification Proposal; and

•	“FOR” the Adjournment Proposal.

Street Name Stockholders. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our two routine matters, the Auditor Ratification Proposal and the Adjournment Proposal. Your broker, bank or other nominee will not have discretion to vote on the Charter Amendment Proposal and the Trust Amendment Proposal, which are considered non-routine matters, absent direction from you. In the event that your broker, bank or other nominee votes your shares on our routine matters, but is not able to vote your shares on the non-routine matters, then those shares will be treated as broker non-votes with respect to the non-routine proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals.

Can I change my vote or revoke my proxy?

Stockholder of Record. If you are a stockholder of record, you can change your vote or revoke your proxy before the meeting by:

•	entering a new vote by Internet (subject to the applicable deadlines for such method as set forth above);

•	completing and returning a later-dated proxy card, which must be received prior to the meeting;

•

delivering a written notice of revocation to our corporate secretary at NightDragon Acquisition Corp., 101 Second Street, Suite 1275, San Francisco, California 94105, Attention: Corporate Secretary, which must be received prior to the meeting; or

•	attending and voting at the meeting (although attendance at the meeting will not, by itself, revoke a proxy).

Street Name Stockholders. If you are a street name stockholder, then your broker, bank or other nominee can provide you with instructions on how to change or revoke your proxy.

What do I need to do to attend the meeting?

Stockholder of Record. If you were a stockholder of record as of the record date, then you may attend the meeting in person. To attend the meeting in person, you must present valid government-issued photo identification (e.g., driver’s license or passport).

Street Name Stockholders. If you were a street name stockholder as of the record date, then you may attend the meeting in person but, as discussed above, you may not vote your shares at the meeting unless you obtain a legal proxy from your broker, bank or other nominee. To attend the meeting in person, you must provide proof of beneficial ownership as of the record date, such as your account statement reflecting ownership on the record date or your voting instruction card provided to you by your broker, bank or other nominee and you must present valid government-issued photo identification.

Please note that no cameras, recording equipment, large bags, briefcases or packages will be permitted in the meeting.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Morgan Kyauk, our Chief Executive Officer, and Steve Simonian, our Chief Financial Officer, and each of, with full power of substitution and resubstitution and power to act alone, have been designated as proxy holders for the meeting by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors on the proposals as described above.

Who will count the votes?

A representative of our transfer agent, AST, will tabulate the votes and act as inspector of election.

How can I contact NightDragon’s transfer agent?

You may contact our transfer agent, AST, regarding most stockholder matters: by telephone at (800) 937-5449; by email at help@astfinancial.com; or by writing American Stock Transfer & Trust Company, LLC, at 6201 15th Avenue, Brooklyn, New York 11219. You may also access instructions with respect to certain stockholder matters (e.g., change of address) via the Internet at www.astfinancial.com.

You may contact AST regarding the exercise of your redemption rights by e-mail at spacsupport@astfinancial.com or by writing American Stock Transfer & Trust Company, LLC, at 6201 15th Avenue, Brooklyn, New York 11219, Attention: Felix Orihuela.

How are proxies solicited for the meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

Will the meeting be webcast?

We do not expect to webcast the meeting.

Where can I find the voting results of the meeting?

We will disclose voting results on a Current Report on Form 8-K that we will file with the U.S. Securities and Exchange Commission, or SEC, within four business days after the meeting. If final voting results are not available to us in time to file a Form 8-K, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Why did I receive a Notice of Internet Availability instead of a full set of proxy materials?

In accordance with the rules of the SEC we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. As a result, we are mailing to our stockholders a

Notice of Internet Availability instead of a paper copy of the proxy materials. The Notice of Internet Availability contains instructions on how to access our proxy materials on the Internet, how to vote on the proposals, how to request printed copies of the proxy materials and our annual report, and how to request to receive all future proxy materials in printed form by mail or electronically by e-mail. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce our costs and the environmental impact of our meetings.

What does it mean if I receive more than one Notice of Internet Availability or more than one set of printed proxy materials?

If you receive more than one Notice of Internet Availability or more than one set of printed proxy materials, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each Notice of Internet Availability or each set of printed proxy materials, as applicable, to ensure that all of your shares are voted.

PROPOSAL NO. 1:

THE CHARTER AMENDMENT PROPOSAL

On September 27, 2022, our board of directors voted to approve, and to recommend that our stockholders approve, the amendment and restatement of our certificate of incorporation to, among other things, change the deadline by which we must consummate a business combination from the Original Termination Date to the Accelerated Termination Time.

As of the record date for the meeting, the close of business on October 18, 2022, the redemption price per share was approximately $[●] (which is expected to be the same approximate amount through the date of the meeting), based on the aggregate amount on deposit in the trust account of approximately $[●] as of the record date, including interest earned on the funds held in the trust account and not previously released to NightDragon to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the total number of then outstanding public shares. The closing price of a share of Class A common stock on Nasdaq on the record date was $[●]. Accordingly, if the market price of our Class A common stock were to remain the same until the date of the meeting, exercising redemption rights would result in a public stockholder receiving approximately $[●] more per share than if the shares were sold in the open market. We cannot assure stockholders that they will be able to sell their shares of Class A common stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares.

Background and Rationale for the Proposal

We are a blank check company formed for the purpose of effecting a merger, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Our strategy has been to leverage our management’s collective experience to attract, identify, merge with, advise and scale a next-generation, market-leading company in the cybersecurity, safety, security and privacy, or CSSP, market. After the closing of our initial public offering in March 2021 and the concurrent private placement of our SCALE units with our sponsor, a total of $345,000,000 was placed in a trust account established for the benefit of the Company’s public stockholders, and our board of directors and management commenced an active search for potential business combination targets.

As of the date of this proxy statement, NightDragon’s management has reviewed over 100 potential targets in the CSSP market. However, we have not entered into an agreement to effect a business combination with any of these potential targets for a variety of reasons, including, among other things: (i) the parties’ inability to reach an agreement on valuation; (ii) our preliminary assessment of the relevant target company’s business model, customer concentration, competitive landscape and corresponding risks to future financial performance; (iii) our preliminary assessment of the relevant target company’s ability to execute its business and financial plans and scale its business; and (iv) alternative options available to potential targets, such as pursuing a traditional initial public offering or waiting for the capital markets to improve before pursuing a listing.

In particular, through our efforts to find a suitable target for a business combination, our management has encountered material changes in the market valuations of public company transactions since our initial public offering, creating divergent expectations of valuation between special purpose acquisition companies, or SPACs, like NightDragon and stockholders of the privately owned businesses that may be interested in pursuing a business combination. Our board of directors believes such a divergence in expectations will continue to persist until the Original Termination Date and, as a result, that we will not be able to identify, agree upon and consummate a business combination with a suitable target that meets our criteria for a business combination at an acceptable valuation by or before the Original Termination Date.

Changes in the regulatory landscape have further affected our prospects for consummating a business combination. The Securities and Exchange Commission, or the SEC, has proposed rules relating to, among other items, enhancing disclosure in business combination transactions involving SPACs and private operating companies and increasing the potential liability of certain participants in proposed business combination transactions. Our board of directors believes that the SEC’s proposed rules, if adopted, whether in the form proposed or in revised form, may materially increase the time required to negotiate and complete an initial business combination and could further impair our ability to complete an initial business combination by or before the Original Termination Date.

Moreover, recent legislative developments may negatively impact our public stockholders if we are unable to consummate a business combination by or before the Original Termination Date. The IRA imposes a 1% excise tax on the fair market value of stock repurchased by a U.S. corporation beginning in 2023, with certain exceptions. Because we are a publicly listed Delaware corporation, we are a “covered corporation” within the meaning of the IRA; consequently, our board of directors believes that, absent additional guidance and unless an exception is available (such as netting any redemption against share issuances pursuant to a business combination and/or a financing transaction relating to any such business combination), there is a significant risk that this excise tax will apply to any redemptions of our common stock after December 31, 2022, including redemptions made if we are unable to consummate a business combination by or before the Original Termination Date. The application of the excise tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our public stockholders would otherwise be entitled to receive.

Our certificate of incorporation currently provides that we have until the Original Termination Date to complete our initial business combination and, if we do not complete an initial business combination by the Original Termination Date, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash and out of funds legally available therefor, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our board of directors believes that the current provisions of our certificate of incorporation described above were included to protect our stockholders from having to sustain their investment for an unreasonably long period if we were unable to find a suitable initial business combination target prior to the Original Termination Date. However, even though our board of directors has determined that it is very unlikely that we would be able to complete a business combination before the Original Termination Date, our certificate of incorporation does not permit us to return the funds in the trust account to the public stockholders by way of liquidating the trust account until after the Original Termination Date, and the public stockholders are limited in their ability to exercise their redemption rights.

The purpose of this proposal is to change the Original Termination Date to the Accelerated Termination Time such that (i) the public stockholders may elect to redeem all or a portion of their public shares in exchange for their pro rata portion of the funds held in the trust account in connection with the approval of this proposal, without having to wait for approximately another three to six months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period; (ii) we will be obligated to redeem all remaining issued and outstanding public shares not redeemed in the voluntary redemption as promptly as reasonably possible but not more than ten business days after the Accelerated Termination Time, which we refer to as the post-amendment share redemption, which will ensure that all of the public shares will be redeemed by us before NightDragon potentially becomes subject to certain excise taxes applicable to stock repurchases by U.S. public companies pursuant to the IRA; (iii) if such approval has not already been obtained, subject to the approval of our board of directors and our remaining stockholders after completion of the post-amendment share redemption, dissolve and liquidate as promptly as reasonably possible after completion of the post-amendment share redemption, which will allow us to return the funds to our public stockholders earlier and enable these stockholders to recover their investment sooner and deploy such returned funds as they see fit; and (iv) the trustee shall commence liquidation of the trust account promptly following the Accelerated Termination Time. We also plan to voluntarily delist our shares of Class A common stock from Nasdaq as soon as practicable after completion of the post-amendment share redemption, subject to the rules of Nasdaq and the Restated Certificate.

Proposed Amendment to Our Certificate of Incorporation

To change the Original Termination Date to the Accelerated Termination Time, we must amend Article IX of our existing certificate of incorporation. The text of Article IX has been marked to show the proposed deletions and additions to the existing certificate of incorporation, and is included in Annex A attached to this proxy statement.

Approval of this proposal will also constitute stockholder approval of certain technical and administrative amendments to Article IV of our certificate of incorporation. The text of Article IV has been marked to show the proposed deletions and additions to the existing certificate of incorporation, and is included in Annex A attached to this proxy statement.

If the amendment and restatement is approved by our stockholders, we intend to file an amended and restated certificate of incorporation with the Secretary of State of the State of Delaware as soon as practicable after the meeting adjourns, at which time the amendment will become effective. Thereafter, because we do not anticipate being able to complete an initial business combination by the Accelerated Termination Time, we will be obligated to complete the redemption of all the remaining issued and outstanding public shares that were not redeemed in the voluntary redemption as promptly as reasonably possible, but not more than ten business days after the Accelerated Termination Time, at a per-share price, payable in cash, equal to the aggregate amount on deposit in the trust account as of the Accelerated Termination Time (after taking into account the voluntary redemption), including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding public shares after completion of the voluntary redemption. As of the Accelerated Termination Time, all remaining issued and outstanding public shares (after taking into account the voluntary redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining public shares upon presentation of their respective share certificates or other delivery of their shares to AST. Beneficial owners of such public shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. Upon the completion of the post-amendment share redemption, the public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) will be extinguished.

If the amendment and restatement is not approved by our stockholders, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with our existing certificate of incorporation, upon the Original Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash and out of funds legally available therefor, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Vote Required

The approval of this proposal requires (i) the affirmative vote of the holders of at least 65% of the voting power of our outstanding shares of common stock and (ii) the affirmative vote of the holders of at least a majority of the voting power of our outstanding shares of Class A common stock. Abstentions and broker non-votes will have the same effect as a vote AGAINST this proposal.

The adoption of this proposal is conditional on the approval of the Trust Amendment Proposal.

As of the record date, October 18, 2022, our sponsor and our directors and officers are entitled to vote [●]% of the voting power of our issued and outstanding shares of common stock. We expect that all of such shares will be voted in favor of this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION TO CHANGE THE DATE BY WHICH WE MUST CONSUMMATE OUR INITIAL BUSINESS COMBINATION AND MAKE CERTAIN OTHER TECHNICAL AND ADMINISTRATIVE CHANGES.

HOWEVER, THE BOARD OF DIRECTORS MAKES NO RECOMMENDATION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

Interests of the Sponsor and NightDragon’s Officers and Directors

When you consider the recommendation of our board of directors, you should be aware that, aside from their interests as stockholders, our sponsor and our officers and directors have interests that differ from the interests of other stockholders generally. Our board of directors was aware of and considered these interests, among other matters, in recommending to our stockholders that they approve this proposal. Our stockholders should take the following interests into account when deciding whether to approve this proposal:

•	the fact that our sponsor holds approximately 21.9% of our outstanding common stock;

•

the fact that our sponsor and our directors and officers have agreed to waive their redemption rights with respect to any private placement shares and any public shares held by them in connection with the consummation of our initial business combination, or a stockholder vote to approve an amendment to our certificate of incorporation, as a result of which the 1,035,000 SCALE units purchased by the sponsor in our concurrent private placement for $10,350,000 and the 8,625,000 shares of Class B common stock purchased by the sponsor in connection with our incorporation for $25,000 will become worthless if NightDragon is unable to consummate an initial business combination within the required time period;

•

the fact that each of our officers and directors is, directly or indirectly, a member of our sponsor, and David G. DeWalt, our Chairman of the Board, has voting and investment discretion with respect to the shares of common stock held by our sponsor and may be deemed to have shared beneficial ownership of the shares of common stock held directly by our sponsor;

•

the fact that, if the Charter Amendment Proposal is not approved and we are unable to complete an initial business combination by the Original Termination Date, the winding-up and liquidation of our company, and the redemption of our then outstanding public shares, will occur in 2023, at which time our board of directors believes that, unless an exception is available, there is a significant risk that such redemptions will be subject to an excise tax under the IRA; if we are unable to withdraw interest earned on the trust account for purposes of satisfying any such excise tax obligations, such excise tax obligations may need to be satisfied out of the residual assets of our corporation following liquidation of the trust account, which could otherwise be distributed to our sponsor and, indirectly, its members (which include each of our officers and directors);

•

the fact that our sponsor and our directors and officers have agreed not to participate in any liquidating distributions upon dissolution and winding up if an initial business combination is not consummated (other than with respect to public shares purchased by them during or after our initial public offering); and

•

the fact that our sponsor has agreed that it will be liable to our company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the day of liquidation thereof, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, but only if such third party or prospective target business has not executed a waiver of any and all rights to monies held in the trust account.

Exercise of Voluntary Redemption Rights

Under our existing certificate of incorporation, upon the approval of this proposal, any public stockholder may request that their public shares be redeemed for a per-share price, payable in cash, equal to the aggregate amount on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares. As of the record date, this would amount to a redemption price of approximately $[●] per public share. However, the proceeds deposited in the trust account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public stockholders. Therefore, the per share distribution from the trust account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to the public stockholders electing to redeem their Class A common stock in the voluntary redemption will be distributed promptly after the adjournment of the meeting.

If you are a public stockholder and wish to exercise your right to redeem your shares of Class A common stock in connection with the approval of this proposal, you must:

•	hold shares of Class A common stock;

•

submit a written request to American Stock Transfer & Trust Company, LLC, as NightDragon’s transfer agent and registrar, or AST, in which you request that NightDragon redeem all or a portion of your shares of Class A common stock for cash; and

•

tender your shares of Class A common stock by either delivering your share certificate(s) to AST or by delivering your public shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system.

Holders who intend to exercise their redemption rights in connection with the voluntary redemption are requested to complete the procedures described above prior to 5:00 p.m., Eastern time, on [●], 2022 (two business days before the meeting) in order for their shares of Class A common stock to be redeemed.

If you hold your public shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have the shares of Class A common stock you beneficially own re-registered in your name and delivered electronically.

Holders of our SCALE units must elect to separate the underlying public shares and the warrants prior to exercising redemption rights with respect to the public shares. If you hold SCALE units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the SCALE units into the underlying public shares and warrants, or if a holder holds units registered in its, his or her own name, the holder must contact AST directly and instruct AST to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the SCALE units into the underlying public shares and warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary.

Any request for voluntary redemption, once made by a public stockholder, may be withdrawn at any time up to the time of adoption of the Charter Amendment Proposal, or the voluntary redemption withdrawal deadline. If you deliver your shares for voluntary redemption to AST and later decide not to elect redemption, you may, prior to the voluntary redemption withdrawal deadline, request that we instruct AST to return the shares to you (either physically or electronically). We will be required to honor any such requests only if made prior to the voluntary redemption withdrawal deadline. After this time, a request for voluntary redemption may not be withdrawn unless our board of directors determines (in its sole discretion) to permit the withdrawal of such redemption request, which it may do in whole or in part. Such a request must be made by contacting AST.

Any corrected or changed written exercise of redemption rights in connection with the voluntary redemption must be received by AST prior to the deadline for exercising redemption requests in connection with the voluntary redemption and, thereafter, prior to the voluntary redemption withdrawal deadline. Requests for such redemptions may not be honored if the holder’s shares are not delivered (either physically or electronically) to AST prior to 5:00 p.m., Eastern Time, on [●], 2022 (two business days before the meeting).

If a public stockholder properly makes a request for voluntary redemption, such public stockholder’s shares of Class A common stock are delivered as described above and this proposal is approved, then we will redeem such shares of Class A common stock for a pro rata portion of funds deposited in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), calculated as of two business days prior to the meeting. Thereafter, such public stockholder will no longer own the shares of Class A common stock so redeemed.

In addition, if this proposal is approved and implemented, and because we do not anticipate being able to complete an initial business combination by the Accelerated Termination Time, we will be obligated to complete the redemption of all the remaining issued and outstanding public shares that were not redeemed in the voluntary redemption as promptly as reasonably possible, but not more than ten business days after the Accelerated Termination Time, as described above.

For a discussion of certain material U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Redeemed Stockholders.” The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Impact on Outstanding Warrants

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by the Original Termination Date or, if this proposal and the Trust Amendment Proposal are approved, the Accelerated Termination Time.

PROPOSAL NO. 2:

THE TRUST AMENDMENT PROPOSAL

On September 27, 2022, our board of directors voted to approve, and to recommend that our stockholders approve, an amendment to our investment management trust agreement, dated March 1, 2021, with American Stock Transfer & Trust Company, LLC, as trustee, to change the date on which the trustee must commence liquidation of the trust account established in connection with our initial public offering to the Accelerated Termination Time. After the closing of our initial public offering in March 2021 and the concurrent private placement, a total of $345,000,000 was placed in the trust account for the benefit of our public stockholders. The balance of the trust account as of June 30, 2022 was $345,520,822.

The trustee’s role is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that the trustee shall commence liquidation of the trust account only and promptly (i) upon receipt of the applicable instruction letter delivered by us in connection with either a closing of an initial business combination or our inability to effect an initial business combination within the time frame specified in our certificate of incorporation, or (ii) upon the date that is the later of the Original Termination Date and such later date as may be approved by our stockholders in accordance with our certificate of incorporation.

Rationale for the Proposal

For the reasons discussed under “Proposal No. 1: The Charter Amendment Proposal—Background and Rationale for the Proposal,” our board of directors has concluded that we do not anticipate being able to identify, agree upon and consummate a business combination with a suitable target that meets our criteria for a business combination at an acceptable valuation by or before the Original Termination Date, that changes in the regulatory landscape have further affected our prospects for consummating a business combination, and that recent legislative developments may negatively impact our public stockholders or the sponsor and our directors and officers if we are unable to consummate a business combination by or before the Original Termination Date.

Our board of directors believes that the current provisions of the Trust Agreement described above were included to protect our stockholders from having to sustain their investment for an unreasonably long period if we were unable to find a suitable initial business combination target prior to the Original Termination Date. However, even though our board of directors has determined that it is very unlikely that we would be able to complete a business combination before the Original Termination Date, the Trust Agreement does not permit us to return the funds in the trust account to the public stockholders by way of liquidating the trust account until after the Original Termination Date, and the public stockholders are limited in their ability to exercise their redemption rights.

The purpose of this proposal is to change the Original Termination Date to the Accelerated Termination Time such that the trustee shall commence liquidation of the trust account promptly following the Accelerated Termination Time.

Proposed Amendment to the Trust Agreement

To change the Original Termination Date to the Accelerated Termination Time, we intend to amend the applicable provisions of the Trust Agreement. The text of the Trust Agreement has been marked to show the proposed deletions and additions to the existing agreement, and is included in Annex B attached to this proxy statement.

Vote Required

The approval of this proposal requires the affirmative vote of the holders of at least 65% of the voting power of our outstanding shares of common stock. Abstentions and broker non-votes will have the same effect as a vote AGAINST this proposal.

In addition, each of this proposal and the Charter Amendment Proposal is cross-conditioned on the approval of each other.

As of the record date, October 18, 2022, our sponsor and our directors and officers are entitled to vote [●]% of the voting power of our issued and outstanding shares of common stock. We expect that all of such shares will be voted in favor of this proposal.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE TRUST AGREEMENT TO CHANGE THE DATE ON WHICH THE TRUSTEE MUST COMMENCE LIQUIDATION OF THE TRUST ACCOUNT.

Interests of the Sponsor and NightDragon’s Officers and Directors

When you consider the recommendation of our board of directors, you should be aware that, aside from their interests as stockholders, our sponsor and our officers and directors have interests that differ from the interests of other stockholders generally. Our board of directors was aware of and considered these interests, among other matters, in recommending to our stockholders that they approve this proposal. When deciding whether to approve this proposal, our stockholders should take into account the interests of our sponsor and our directors and officers identified above in the section titled “Proposal No. 1: The Charter Amendment Proposal—Interests of the Sponsor and NightDragon’s Officers and Directors.”

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR REDEEMED STOCKHOLDERS

The following is a summary of certain material U.S. federal income tax considerations for U.S. Holders (as defined below) and Non-U.S. Holders (as defined below, together with U.S. Holders, the “holders”) that have their public shares redeemed for cash pursuant to a voluntary redemption in connection with the approval of the Charter Amendment Proposal or post-amendment share redemption or whose warrants expire worthless following the approval of the Charter Amendment Proposal and Trust Amendment Proposal. This summary applies only to holders who hold their public shares as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended, or the Code (generally, property held for investment). This summary is general in nature and does not constitute tax advice. Further, this discussion does not describe all of the U.S. federal income tax consequences that may be relevant to a holder in light of a holder’s particular circumstances and the different consequences that may apply if a holder is subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•	broker-dealers;

•	dealers or traders subject to mark-to-market method of accounting with respect to the public shares;

•	tax-exempt organizations;

•	governments or agencies or instrumentalities thereof;

•	banks, insurance companies or other financial service entities;

•	real estate investment trusts or regulated investment companies;

•	pension funds, retirement plans, individual retirement accounts, or other tax-deferred accounts;

•	persons holding public shares as part of a hedge, straddle, constructive sale, conversion transaction or other integrated investment;

•	holders whose functional currency is not the U.S. dollar;

•	“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” and corporations that accumulate earnings to avoid U.S. federal income tax;

•	persons who received their shares of public shares pursuant to an exercise of employee stock options, through a tax-qualified retirement plan or otherwise as compensation;

•	persons that own or have owned, directly, indirectly, or constructively, 5% or more (by vote or value) of the stock of NightDragon;

•	the Sponsor or its affiliates, officers or directors;

•	former U.S. citizens or former long-term residents of the U.S.;

•	persons required to accelerate the recognition of any item of gross income with respect to their public shares as a result of such income being recognized on an applicable financial statement; and

•	partnerships (including entities or arrangements classified as partnership for U.S. federal income tax purposes).

This discussion is based upon the Code, regulations promulgated by the U.S. Treasury Department, which we refer to as the Treasury Regulations, current administrative interpretations and practices of the Internal Revenue Service, or IRS, and court and administrative rulings and decisions, all as in effect on the date of this proxy statement. These authorities may change or be subject to differing interpretations, possibly with retroactive effect, and any change could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the positions described below. No advance ruling has been or will be sought from the IRS regarding any matter in this discussion. This summary does not address U.S. federal taxes other than those pertaining to U.S.

federal income taxation (such as estate or gift taxes, the alternative minimum tax or the tax on net investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

NightDragon has not and does not intend to seek any rulings from the IRS regarding the subjects addressed in this summary. There can be no assurance that the IRS will not take positions inconsistent with the consequences discussed below or that any such positions would not be sustained by a court.

If a partnership (or any entity or arrangement classified as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and any person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold public shares and persons that are treated as partners of such partnerships should consult their own tax advisors with respect to the tax consequences to them of the exercise of redemption rights with respect to the public shares.

ALL HOLDERS OF PUBLIC SHARES ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF A REDEMPTION OF PUBLIC SHARES IN THEIR PARTICULAR CIRCUMSTANCES, INCLUDING TAX RETURN REPORTING REQUIREMENTS, THE APPLICABILITY AND EFFECT OF THE ALTERNATIVE MINIMUM TAX AND TAX ON NET INVESTMENT INCOME, ANY FEDERAL TAX LAWS OTHER THAN THOSE PERTAINING TO INCOME TAX (INCLUDING ESTATE AND GIFT TAX LAWS), AND ANY STATE, LOCAL, NON-U.S. OR OTHER TAX LAWS.

Redemption of Public Shares

While not free from doubt, the redemptions of public shares pursuant to a voluntary redemption in connection with the approval of the Charter Amendment Proposal and the post-amendment share redemption are expected to be treated as a taxable disposition of such public shares. It is possible, however, that in certain circumstances such redemption could be treated as a dividend for U.S. federal income tax purposes, as described below.

Specifically, a redemption of public shares pursuant to the post-amendment share redemption is expected to be treated as a distribution to the holder of such shares in complete liquidation of NightDragon under Section 331 of the Code (a “liquidating redemption”), and a redemption of public shares pursuant to a voluntary redemption in connection with the approval of the Charter Amendment Proposal may likewise be treated as a liquidating redemption.

However, if a redemption of public shares is not treated as a liquidating redemption (a “non-liquidating redemption”), the U.S. federal income tax consequences of such non-liquidating redemption will instead depend on whether the non-liquidating redemption qualifies as a sale or exchange of such stock under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

Liquidating redemptions as well as non-liquidating redemptions that qualify as a sale or exchange of public shares will be treated as taxable dispositions of public shares, with the U.S. federal income tax consequences described under “—U.S. Holders—Taxable Disposition of Public Shares” or “—Non-U.S. Holders—Taxable Dispositions of Public Shares” below. Non-liquidating redemptions that do not qualify as a sale or exchange of public shares will be treated as distributions made on public shares, with the U.S. federal income tax consequences described under “—U.S. Holders—Distributions on Public Shares” or “—Non-U.S. Holders—Distributions on Public Shares” below. After the application of the rules applicable to a non-liquidating redemption treated as a distribution made on public shares, any remaining tax basis of the holder in the redeemed public shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

A non-liquidating redemption will generally qualify as a sale or exchange of the public shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a holder takes into account not only public shares actually owned by such holder, but also shares that are constructively owned by such holder. A redeeming holder may constructively own, in addition to public shares owned directly, shares owned by certain related individuals and entities in which such holder has an interest or that have an interest in such holder, as well as any public shares such holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the public warrants.

A non-liquidating redemption will generally be “substantially disproportionate” with respect to a redeeming holder if the percentage of the corporation’s outstanding voting shares that such holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the corporation’s outstanding voting shares that such holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a holder’s interest if either (i) all of the public shares actually or constructively owned by such holder are redeemed or (ii) all of the public shares actually owned by such holder are redeemed and such holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of any NightDragon stock owned by certain family members and such holder does not constructively own any other NightDragon stock. A non-liquidating redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of a holder’s proportionate interest in NightDragon. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

Whether a non-liquidating redemption satisfies one or more of the foregoing tests will generally depend upon a holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of NightDragon securities that occur as part of a plan that includes such redemption, including dispositions of NightDragon securities that occur in connection with the liquidation of NightDragon.

If none of the foregoing tests is satisfied, then a non-liquidating redemption will be treated as a distribution made on public shares.

U.S. Holders

This section applies to you if you are a “U.S. Holder” of public shares or warrants and your public shares are redeemed pursuant to either a voluntary redemption in connection with the approval of the Charter Amendment Proposal or post-amendment share redemption or your warrants expire worthless following the approval of the Charter Amendment Proposal and Trust Amendment Proposal. For purposes of this summary, a U.S. Holder means a beneficial owner of public shares or warrants who, or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States or any state therein or the District of Columbia;

•	an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

•

a trust (i) that is subject to the primary supervision of a court within the United States and all substantial decisions of which are controlled by one or more U.S. persons or (ii) that has a valid election in effect under applicable Regulations to be treated as a U.S. person.

Taxable Dispositions of Public Shares

In the case of a redemption treated as a taxable disposition of public shares, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash received in the redemption and (ii) the U.S. Holder’s adjusted tax basis in the public shares so redeemed. A U.S. Holder’s adjusted tax basis in its public shares generally will equal the U.S. Holder’s acquisition cost less any prior distributions paid to such U.S. Holder with respect to its shares of public shares treated as a return of capital.

Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the public shares so redeemed exceeds one year. It is unclear, however, whether the redemption rights with respect to the public shares may suspend the running of the applicable holding period for this purpose. If the running of the holding period for the public shares is suspended, then non-corporate U.S. Holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment, in which case any gain on a sale or taxable disposition of the shares would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible for preferential rates of taxation. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Distributions on Public Shares

In the case of a redemption of public shares treated as a distribution made on public shares, such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from NightDragon’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the public shares and will be treated as described under “—U.S. Holders—Taxable Dispositions of Public Shares” above.

Dividends paid to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends paid to a non-corporate U.S. Holder may constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the public shares may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then a corporation may not be able to qualify for the dividends received deduction and would have taxable income equal to the entire dividend amount, and non-corporate holders may be subject to tax on such dividend at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.

Expiration of a Warrant

If the Charter Amendment Proposal and Trust Amendment Proposal are approved and we do not consummate an initial Business Combination by the Accelerated Termination Time, our warrants will expire worthless. In such case, a U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each U.S. Holder’s particular facts and circumstances.

Non-U.S. Holders

The discussion below applies to you if you are a “Non-U.S. Holder” of public shares and your public shares are redeemed pursuant either to a voluntary redemption in connection with the approval of the Charter Amendment Proposal or the post-amendment share redemption or your warrants expire worthless following the approval of the Charter Amendment Proposal and Trust Amendment Proposal. For purposes of this summary, a Non-U.S. Holder means a beneficial owner of public shares or warrants (other than a partnership or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) that is not a U.S. Holder.

Taxable Dispositions of Public Shares

In the case of a redemption of public shares treated as a taxable disposition of public shares, a Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized on such redemption unless:

•

such gain is effectively connected with the conduct by the Non-U.S. Holder of a trade or business in the United States (and is attributable to a permanent establishment or fixed base that the Non-U.S. Holder maintains in the United States, if an applicable income tax treaty so requires), in which case the Non-U.S. Holder generally will be subject to U.S. federal net income tax on such gain at the same regular U.S. federal income tax rates applicable to a comparable U.S. Holder and, if the Non-U.S. Holder is a corporation for U.S. federal income tax purposes, also may be subject to an additional “branch profits tax” at a 30% rate or a lower applicable tax treaty rate;

•

the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of the redemption and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on its net capital gain for the year; or

•

NightDragon is or has been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the redemption or the period during which the Non-U.S. Holder held public shares and, in the case where the public shares is traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of the public shares outstanding at any time within the shorter of the five-year period or its holding period for the public shares. NightDragon does not believe that NightDragon is or has been a U.S. real property holding corporation.

Distributions on Public Shares

In the case of a redemption of public shares treated as a distribution made on public shares, such distribution will constitute a dividend for U.S. federal income tax purposes to the extent paid out of NightDragon’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, NightDragon will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its public shares and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the public shares, which will be treated as described under “—Non-U.S. Holders—Taxable Dispositions of Public Shares” above.

The withholding does not apply to dividends paid to a Non-U.S. Holder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the

United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. corporation receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

Expiration of a Warrant

If the Charter Amendment Proposal and Trust Amendment Proposal are approved and we do not consummate an initial Business Combination by the Accelerated Termination Time, our warrants will expire worthless. In such case, a Non-U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each Non-U.S. Holder’s particular facts and circumstances.

Information Reporting and Backup Withholding

Proceeds received in connection with the redemption of public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s U.S. federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules; provided that the required information is timely furnished to the IRS and other applicable requirements are met.

FATCA Withholding Taxes

Sections 1471 through 1474 of the Code, together with the Treasury Regulations and other official IRS guidance issued thereunder (which we collectively refer to as FATCA), generally impose withholding (separate and apart from, but without duplication of, withholding taxes described above) at a rate of 30% on payments of dividends (including any amounts treated as dividends) on public shares, as well as gross proceeds of a sale or other disposition of public shares, paid to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies. An intergovernmental agreement between the U.S. and an applicable foreign country may modify these requirements. Accordingly, the entity through which public shares is held will affect the determination of whether such withholding is required. If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). The U.S. Treasury has released proposed Treasury Regulations which, if finalized in their proposed form, would eliminate the federal withholding tax of 30% applicable to the gross proceeds of a sale or other disposition of public shares. The preamble to such proposed Treasury Regulations states that taxpayers may generally rely on the proposed Treasury Regulations until final Treasury Regulations are issued. All holders are urged to consult their tax advisors regarding the effects of FATCA on their investment.

PROPOSAL NO. 3:

THE AUDITOR RATIFICATION PROPOSAL

Our audit committee has appointed Marcum LLP as our independent registered public accounting firm to audit our financial statements for our fiscal year ending December 31, 2022. Marcum LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2021.

At the meeting, we are asking our stockholders to ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022. Our audit committee is submitting the appointment of Marcum LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of Marcum LLP, and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our company and our stockholders. If our stockholders do not ratify the appointment of Marcum LLP, then our audit committee may reconsider the appointment. One or more representatives of Marcum LLP are expected to be present at the meeting, and they will have an opportunity to make a statement and are expected to be available to respond to appropriate questions from our stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following is a summary of fees paid to Marcum LLP for services rendered for our fiscal years ended December 31, 2021 and 2020.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2021, totaled $98,880. The Company did not incur any audit expenses during the period ended December 31, 2020. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum for consultations concerning financial accounting and reporting standards for the year ended December 31, 2021 and for the period from December 8, 2020 (inception) through December 31, 2020.

Tax Fees. We paid Marcum for tax planning and tax advice $7,210 for the year ended December 31, 2021. We did not pay Marcum any tax planning or tax advice for the period from December 8, 2020 (inception) through December 31, 2020.

All Other Fees. We did not pay Marcum for other services for the year ended December 31, 2021 and for the period from December 8, 2020 (inception) through December  31, 2020.

Auditor Independence

In 2021, there were no other professional services provided by Marcum LLP, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of Marcum LLP.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Vote Required

The ratification of the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022 requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions will have the same effect as a vote AGAINST this proposal.

As of the record date, October 18, 2022, our sponsor and our directors and officers are entitled to vote [●]% of the voting power of our issued and outstanding shares of common stock. We expect that all of such shares will be voted in favor of this proposal.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2022.

PROPOSAL NO. 4:

THE ADJOURNMENT PROPOSAL

We are asking you to approve one or more adjournments of the meeting from time to time, if necessary or appropriate (as determined by our board of directors or the chairperson of the meeting), including to solicit additional proxies to vote in favor of the Charter Amendment Proposal, the Trust Amendment Proposal and the Auditor Ratification Proposal, in the event that there are insufficient votes at the time of the meeting to establish a quorum or approve the Charter Amendment Proposal, the Trust Amendment Proposal and the Auditor Ratification Proposal.

In this proposal, we are also asking you to authorize the holder of any proxy solicited by our board of directors to vote in favor of adjourning the meeting, and any adjournments or postponements thereof, to another time and place. If our stockholders approve this proposal, we could adjourn the meeting, and any adjournments or postponements thereof, in the circumstances described above, to a later date and use the additional time to, among other things, solicit additional proxies in favor of the Charter Amendment Proposal, the Trust Amendment Proposal and the Auditor Ratification Proposal, including the solicitation of proxies from any of our stockholders that have previously voted against such proposal. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes against the Charter Amendment Proposal, the Trust Amendment Proposal or the Auditor Ratification Proposal, we could adjourn the meeting without a vote on either such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Charter Amendment Proposal, the Trust Amendment Proposal and the Auditor Ratification Proposal.

If the meeting is adjourned, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. Our board of directors believes that if the number of shares of our common stock present in person or represented by proxy at the meeting and voting in favor of the Charter Amendment Proposal, the Trust Amendment Proposal and the Auditor Ratification Proposal is not sufficient to adopt either proposal, it is in the best interests of our stockholders to enable our board of directors to continue to seek to obtain a sufficient number of additional votes to adopt the Charter Amendment Proposal, the Trust Amendment Proposal and the Auditor Ratification Proposal.

Vote Required

This proposal requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions will have the same effect as a vote AGAINST this proposal.

As of the record date, October 18, 2022, our sponsor and our directors and officers are entitled to vote [●]% of the voting power of our issued and outstanding shares of common stock. We expect that all of such shares will be voted in favor of this proposal.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of October 18, 2022 by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Class A or Class B common stock;

•	each of our executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated, to our knowledge, the persons or entities identified in the table have sole voting power and sole investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.

We have based our calculation of the percentage of beneficial ownership on [●] shares of our Class A common stock and [●] shares of Class B common stock outstanding as of October 18, 2022. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we only take into account shares of common stock issuable pursuant to the exercise of outstanding warrants if such warrants may be exercised on or before the 60th day after October 18, 2022. None of our outstanding warrants are exercisable on or before such date.

Unless otherwise indicated, the address for each person or entity listed in the table is c/o NightDragon Acquisition Corp., 101 Second Street, Suite 1275, San Francisco, California 94105.

	Class A Common Stock		Class B Common Stock(1)
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Outstanding Common Stock
5% Beneficial Owners
NightDragon Acquisition Sponsor, LLC(2)
David G. DeWalt(2)
Integrated Core Strategies (US) LLC(3)
Directors and Named Executive Officers
David G. DeWalt(2)
Ken Gonzalez
Mark Garrett
Morgan Kyauk
Steve Simonian
Barbara Massa
All officers and directors as a group (6 individuals)

*	Represents less than 1%.
(1)

Shares of our Class B common stock will convert into shares of our Class A common stock only upon the occurrence of certain triggering events, one of which will occur upon the consummation of our initial business combination, three of which will be based on shares of our Class A common stock trading at $12.00, $15.00 and $20.00 per share following our initial business combination, and one of which will be based upon a specified strategic transaction following our initial business combination if the effective price per share of our Class A common stock is at least equal to $12.00 in such transaction, in each case prior to the 10th anniversary of our initial business combination.

(2)

NightDragon Acquisition Sponsor, LLC, our sponsor, is the record holder of all of our Class B common stock. Each of our officers, directors and advisors is, directly or indirectly, a member of our sponsor. Our sponsor is governed by its managers, David G. DeWalt and Morgan Kyauk. The managers of our sponsor may be removed by a majority in interest of our sponsor’s Class M members, and as such, Mr. DeWalt has voting and investment discretion with respect to the shares of common stock held of record by our sponsor and may be deemed to have shared beneficial ownership of the shares of common stock held directly by our sponsor.

(3)

The business address of this entity is 399 Park Avenue, New York, New York 10022. Information was derived from a Schedule 13G/A jointly filed on January 18, 2022 by Integrated Core Strategies (US) LLC (“ICS”), Riverview Group LLC (“Riverview”), ICS Opportunities II LLC (“ICSO II”), ICS Opportunities, Ltd. (“ICSO”), Millennium International Management LP (“MIM”), Millennium Management LLC (“MM”), Millennium Group Management LLC (“MGM”) and Israel A. Englander, a United States citizen (“Englander”) (collectively, the “Reporting Persons”) with respect to an aggregate of 2,061,808 shares of Class A common stock beneficially owned by the Reporting Persons. MIM is the investment manager to ICSO II and ICS Opportunities and may be deemed to have shared voting control and investment discretion over securities owned by ICSO II and ICSO. MM is the general partner of the managing member of ICS and Riverview. MM is also the general partner of the 100% owner of ICSO II and ICSO and may also be deemed to have shared voting control and investment discretion over securities owned by ICSO II and ICSO. MGM is the managing member of MM and may also be deemed to have shared voting control and investment discretion over securities owned by ICS and Riverview. MGM is also the general partner of MIM and may also be deemed to have shared voting control and investment discretion over securities owned by ICSO II and ICSO. The managing member of MGM is a trust of which Englander currently serves as the sole voting trustee. Therefore, Englander may also be deemed to have shared voting control and investment discretion over securities owned by ICS, Riverview, ICSO II and ICSO.

RELATED PERSON TRANSACTIONS

The following is a description of each transaction since January 1, 2020, and each currently proposed transaction, in which:

•	we have been or are to be a participant;

•	the amount involved exceeded or exceeds $120,000;

•

any of our directors (including director nominees), executive officers, or beneficial holders of more than 5% of any class of our voting securities, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

On December 14, 2020, our sponsor paid approximately $25,000 to cover certain offering costs in consideration for 8,625,000 founder shares. On January 28, 2021, the 8,625,000 founder shares were reclassified and changed into 8,625,000 shares of Class B common stock. The number of shares of Class B common stock into which certain of the founder shares were reclassified and changed was determined based on the expectation that such Class B common stock would represent approximately 20% of our outstanding capital stock immediately following the completion of our initial public offering (excluding shares issued to our sponsor in a concurrent private placement, which we refer to as the private placement shares).

Only holders of Class B common stock will have the right to vote on the election of directors and to remove directors prior to our initial business combination. On all other matters submitted to a vote of our stockholders, holders of our Class B common stock and holders of our Class A common stock will vote together as a single class, with each share of Class A common stock and Class B common stock entitling the holder to one vote per share.

The shares of Class B common stock will convert into shares of our Class A common stock based on the occurrence of certain triggering events, one of which will occur upon the consummation of our initial business combination, three of which will be based on shares of our Class A common stock trading at $12.00, $15.00 and $20.00 per share for 20 trading days within a 30-day trading period following our initial business combination, and one of which will be based upon a specified strategic transaction following our initial business combination if the effective price per share of our Class A common stock is at least equal to $12.00 in such transaction, in each case prior to the 10th anniversary of our initial business combination and as described in the section titled “Description of Securities” in our prospectus filed with the Securities and Exchange Commission on March 2, 2021, or the Prospectus. All shares of Class B common stock that remain issued and outstanding on the 10th anniversary of our initial business combination will be automatically forfeited.

Simultaneously with the closing of our initial public offering, our sponsor purchased an aggregate of 1,035,000 private placement SCALE units at a price of $10.00 per SCALE unit in a private placement for an aggregate purchase price of $10,350,000. These private placement SCALE units are identical to the SCALE units sold in our initial public offering, subject to certain limited exceptions as described in the Prospectus.

If any of our officers or directors becomes aware of an initial business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such other entity. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

No compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to officers or directors prior to, or in connection with, any services rendered in order to effectuate the consummation of an initial business combination (regardless of the type of transaction that it is). We do not have a policy that prohibits our sponsor, officers, advisors or directors, or any of their respective affiliates, from negotiating for the reimbursement of out-of-pocket expenses by a target business.

Our audit committee reviews on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Our sponsor agreed to loan us up to $750,000 to be used for a portion of the expenses of our initial public offering, pursuant to a promissory note, as amended. We repaid the loan balance of $188,890 outstanding under the promissory note, as amended, upon the closing of our initial public offering.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into SCALE units, at a price of $10.00 per SCALE unit at the option of the lender. The SCALE units would be identical to the private placement SCALE units. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

We have entered into a registration and stockholder rights agreement with respect to the registration for resale under the Securities Act of the Class B common stock, private placement shares, including any private placement shares that may be issued upon conversion of working capital loans, private placement warrants and Class A common stock issuable upon exercise or conversion of the Class B common stock and private placement warrants, and, with respect to the right of our sponsor, the right to designate three individuals for nomination for election to our board of directors.

Our sponsor and our directors, officers and advisors have entered into a letter agreement with us pursuant to which they have agreed to vote any shares owned by them in favor of any proposed initial business combination and to waive their redemption rights with respect to their private placement shares and their public shares in connection with (i) the consummation of our initial business combination or (ii) a stockholder vote to approve an amendment to our amended and restated certificate of incorporation (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within 24 months from the closing of our initial public offering, or 27 months from the closing of our initial public offering if we have executed a letter of intent, agreement in principle or definitive agreement for an initial business combination within 24 months from the closing of our initial public offering, or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, unless we provide our public stockholders with the opportunity to redeem their shares of Class A common stock upon approval of any such amendment at a per-share price, payable in cash and out of funds legally available therefor, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable) divided by the number of then outstanding public shares.

Our sponsor is deemed to be our “promoter” as such term is defined under the federal securities laws.

Related Party Transactions Policy

Our board of directors has adopted a policy setting forth the policies and procedures for the audit committee’s review and approval or ratification of “related party transactions.” A “related party transaction” is any consummated or proposed transaction or series of transactions: (i) in which the company was or is to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) the lesser of $120,000 or 1% of the average of the company’s total assets at year end for the prior two completed fiscal years in the aggregate over the duration of the transaction (without regard to profit or loss); and (iii) in which a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy will include: (i) our directors, nominees for director or executive officers; (ii) any record or beneficial owner of more than 5% of any class of our voting securities; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who may be a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act. Pursuant to the policy, the audit committee will consider (1) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party; (2) the extent of the related party’s interest in the transaction; (3) whether the transaction contravenes our code of ethics or other policies; (4) whether the audit committee believes the relationship underlying the transaction to be in the best interests of the company and its stockholders; and (5) the effect that the transaction may have on a director’s status as an independent member of the board and on his or her eligibility to serve on the board’s committees. Management will present to the audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our audit committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy will not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our sponsor, officers or directors unless we, or a committee of independent directors, have obtained an opinion from an independent investment banking firm that our initial business combination is fair to our company from a financial point of view. In addition, our initial business combination will be approved by a majority of independent and disinterested directors. We may take other appropriate steps consistent with Delaware law to address any potential conflicts of interest. No finder’s fees, reimbursements, consulting fee, monies in respect of any payment of a loan or other compensation will be paid by us to our sponsor, officers or directors, or any affiliate of our sponsor or officers, for services rendered to us prior to, or in connection with, any services rendered in order to effectuate the consummation of our initial business combination (regardless of the type of transaction that it is). However, the following payments will be made to our sponsor, officers or directors, or our or their affiliates, none of which will be made from the proceeds of our initial public offering held in the trust account prior to the completion of our initial business combination:

•	Reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination; and

•

Repayment of loans which may be made by our sponsor or an affiliate of our sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination, the terms of which have not been determined nor have any written agreements been executed with respect thereto. Up to $1,500,000 of such loans may be convertible into SCALE units at a price of $10.00 per SCALE unit.

Our audit committee reviews on a quarterly basis all payments that were made to our sponsor, officers or directors, or our or their affiliates.

OTHER MATTERS

Stockholder Proposals or Director Nominations for 2023 Annual Meeting

Our board of directors has determined that it is very unlikely that we would be able to complete a business combination before the Accelerated Termination Time or the Original Termination Date; consequently, we do not anticipate holding an annual meeting in 2023.

In the event we do hold an annual meeting in 2023, if a stockholder would like us to consider including a proposal in our proxy statement for such meeting pursuant to Rule 14a-8 of the Exchange Act, then the proposal must be received by our corporate secretary at our principal executive offices at a reasonable time before we begin to print and send its proxy materials for such meeting. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

NightDragon Acquisition Corp.

Attention: Corporate Secretary

101 Second Street, Suite 1275

San Francisco, California 94105

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2023 annual meeting, the stockholder must provide timely written notice to our corporate secretary, at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our amended and restated bylaws. To be timely, a stockholder’s written notice must be received by our corporate secretary at our principal executive offices:

•	no earlier than the opening of business on the 120th day prior to the day of our 2023 annual meeting, and

•

no later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, then we are not required to present the proposal for a vote at such annual meeting.

Availability of Bylaws

A copy of our amended and restated bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

2021 Annual Report

Our financial statements for our fiscal year ended December 31, 2021 are included in our annual report, which we will make available to stockholders at the same time as this proxy statement. Our proxy materials and our annual report are available from the SEC at its website at www.sec.gov and can be accessed as of October [●], 2022 by visiting www.astproxyportal.com/ast/24096. You may also obtain a copy of our annual report, free of charge, by sending a written request to NightDragon Acquisition Corp., 101 Second Street, Suite 1275, San Francisco, California 94105, Attention: Investor Relations.

Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

Dissenters’ Rights and Appraisal Rights

The Delaware General Corporation Law does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares pursuant to Section 262 of the Delaware General Corporation Law.

Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the meeting.

* * *

The board of directors does not know of any other matters to be presented at the meeting. If any additional matters are properly presented at the meeting, the persons named in the proxy will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

San Francisco, California

October [●], 2022

Annex A

The amended and restated certificate of incorporation included in this Annex A has been marked to show the proposed deletions (with a strikethrough) and proposed additions (with an underline) to the text of Articles IV and IX for the convenience of the reader.

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

NIGHTDRAGON ACQUISITION CORP.

                    , 2022

NightDragon Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “NightDragon Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 8, 2020.

2. This Amended and Restated Certificate of Incorporation, which both restates and amends the provisions of the certificate of incorporation of the Corporation, was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

3. This Amended and Restated Certificate of Incorporation shall become effective on the date of filing with the Secretary of State of Delaware.

4. The text of the Corporation’s certificate of incorporation is hereby restated and amended in its entirety to read as follows:

ARTICLE I.

NAME

The name of the corporation is NightDragon Acquisition Corp. (the “Corporation”).

ARTICLE II.

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation, including, but not limited to, effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, involving the Corporation and one or more businesses (a “Business Combination”).

ARTICLE III.

REGISTERED AGENT

The address of the Corporation’s registered office in the State of Delaware is located at 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE IV.

CAPITALIZATION

Section 4.1 Authorized Capital Stock; Reclassification. The total number of shares of all classes of capital stock, each with a par value of $0.00001 per share, which the Corporation is authorized to issue is 301,000,000 shares, consisting of (a) 300,000,000 shares of common stock (the “Common Stock”), including (i) 280,000,000 shares of Class A Common Stock (the “Class A Common Stock”) and (ii) 20,000,000 shares of Class B Common Stock (the “Class B Common Stock”), and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”).

~~Effective automatically and without further action, upon the filing of this Amended and Restated Certificate of Incorporation (the “Effective Time”), each share of Common Stock, par value $0.00001 per share, outstanding immediately prior to the Effective Time is hereby reclassified and changed into one (1) validly issued, fully-paid and nonassessable outstanding share of Class B Common Stock. From and after the Effective Time, each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”) shall, until surrendered to the Corporation in exchange for a certificate representing the appropriate number of shares of Class B Common Stock resulting from the foregoing reclassification and change, automatically represent that number of shares of Class B Common Stock into which the shares of Common Stock represented by the Old Certificates shall have been reclassified and changed, notwithstanding that the Old Certificates have not been surrendered at the office of the Corporation.~~

Section 4.2 Preferred Stock. Subject to Article IX of this Amended and Restated Certificate of Incorporation, the Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the fullest extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

Section 4.3 Common Stock.

(a) Voting.

(i) Except as otherwise required by law or provided in this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation), the holders of the Common Stock shall exclusively possess all voting power with respect to the Corporation.

(ii) Except as otherwise required by law or provided in this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation), the holders of shares of Common Stock outstanding on the applicable record date shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote.

(iii) Prior to the closing of the initial Business Combination, the holders of Class B Common Stock shall have the exclusive right to elect, remove and replace any director, and the holders of Class A Common Stock shall have no right to vote on the election, removal or replacement of any director prior to the closing of the initial Business Combination. This Section 4.3(a)(iii) may only be amended by a resolution passed by holders of a majority of the outstanding shares of Class B Common Stock. Following the initial Business Combination, except as otherwise required by law or provided in this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, holders of the Class A Common Stock and holders of the Class B Common Stock, voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or provided in this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation), holders of shares of any series of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock or other series of Common Stock if the holders of such affected series of Preferred Stock or Common Stock, as applicable, are entitled exclusively, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation) or the DGCL.

(b) Class B Common Stock.

(i) Shares of Class B Common Stock shall be automatically converted into shares of Class A Common Stock on a one-for-one basis (as adjusted for stock splits, stock dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) (the “Conversion Ratio”) as follows:

(1) Upon the closing of the initial Business Combination, a number of shares of Class B Common Stock then issued and outstanding equal to one-fourth of the shares of Class B Common Stock issued and outstanding immediately following the consummation of the Corporation’s initial public offering of securities (the “Offering”) will automatically convert, on a pro rata basis in accordance with the number of shares of Class B Common Stock owned by each holder as of such conversion date, into shares of Class A Common Stock at the Conversion Ratio.

(2) If prior to the ten year anniversary of the initial Business Combination, the closing price of the Class A Common Stock on any United States national securities exchange, including the Nasdaq Stock Market LLC, the NYSE American LLC or The New York Stock Exchange LLC or any OTC market on which the Class A Common Stock is listed for trading (each, a “Designated Stock Exchange”) equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period, a number of shares of Class B Common Stock then issued and outstanding equal to one-fourth of the shares of Class B Common Stock issued and outstanding immediately following the consummation of the Offering will automatically convert, on a pro rata basis in accordance with the number of shares of Class B Common Stock owned by each holder as of such conversion date, into shares of Class A Common Stock at the Conversion Ratio; it being understood that the conversion contemplated by this subsection (2) shall occur only once.

(3) If prior to the ten year anniversary of the initial Business Combination, the closing price of the Class A Common Stock on any Designated Stock Exchange equals or exceeds $15.00 per share (as adjusted for stock splits, stock dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period, a number of shares of Class B Common Stock then issued and outstanding equal to one-fourth of the shares of Class B Common Stock issued and outstanding immediately following the consummation of the Offering will automatically convert, on a pro rata basis in accordance with the number of shares of Class B Common Stock owned by each holder as of such conversion date, into shares of Class A Common Stock at the Conversion Ratio; it being understood that the conversion contemplated by this subsection (3) shall occur only once.

(4) If prior to the ten year anniversary of the initial Business Combination, the closing price of the Class A Common Stock on any Designated Stock Exchange equals or exceeds $20.00 per share (as adjusted for stock splits, stock dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period, a number of shares of Class B Common Stock then issued and outstanding equal to one-fourth of the shares of Class B Common Stock issued and outstanding immediately following the consummation of the Offering will automatically convert, on a pro rata basis in accordance with the number of shares of Class B Common Stock owned by each holder as of such conversion date, into shares of Class A Common Stock at the Conversion Ratio; it being understood that the conversion contemplated by this subsection (4) shall occur only once.

(5) In the event of any liquidation, merger, reorganization or other similar transaction consummated after the initial Business Combination (a “Post-Combination Strategic Transaction”) that results in all of the holders of shares of Class A Common Stock having the right to exchange such shares for cash, securities or other property at an effective price of at least $12.00 per share of Class A Common Stock (as adjusted for stock splits, stock dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like), all of the then-outstanding shares of Class B Common Stock will automatically convert into shares of Class A Common Stock at the Conversion Ratio.

(ii) Notwithstanding anything to the contrary in this Amended and Restated Certificate of Incorporation, each share of Class B Common Stock that remains issued and outstanding as of (A) the tenth anniversary of the initial Business Combination or (B) the consummation of a Post-Combination Strategic Transaction that results in all of the holders of shares of Class A Common Stock having the right to exchange such shares for cash, securities or other property at an effective price of less than $12.00 per share of Class A Common Stock (as adjusted for stock splits, stock dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) shall automatically be canceled for no consideration and shall cease to be issued and outstanding.

(iii) Notwithstanding anything to the contrary in this Amended and Restated Certificate of Incorporation, in no event may any share of Class B Common Stock convert into Class A Common Stock at a ratio that is less than one-for-one.

(iv) Voting. Except as otherwise required by law or this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation), for so long as any shares of Class B Common Stock shall remain outstanding, the Corporation shall not, without the prior vote or written consent of the holders of a majority of the shares of Class B Common Stock then outstanding, voting separately as a single class, amend, alter or repeal any provision of this Amended and Restated Certificate of Incorporation, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class B Common Stock so as to affect them adversely in a manner that does not so affect the Class A Common Stock. Any action required or permitted to be taken at any meeting of the holders of Class B Common Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding Class B Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class B Common Stock were present and voted and shall be delivered to the Corporation by delivery in a manner contemplated by Section 228 of the DGCL. Prompt written notice of the taking of corporate action without a meeting by less than unanimous written consent of the holders of Class B Common Stock shall, to the extent required by law, be given to those holders of Class B Common Stock who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders of Class B Common Stock to take the action were delivered to the Corporation.

(c) Dividends. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions. Notwithstanding anything to the contrary in this Amended and Restated Certificate of

Incorporation, the Corporation may effect a stock dividend with respect to the shares of Class B Common Stock immediately prior to the consummation of the Offering in such amount as is intended to ensure that such shares of Class B Common Stock represent twenty percent (20%) of the Corporation’s issued and outstanding capital stock immediately following the completion of the Offering (excluding the impact of any other share issuances, including private placements, consummated concurrently with the Offering).

(d) Liquidation, Dissolution or Winding Up of the Corporation. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Class A Common Stock (on an as converted basis with respect to the Class B Common Stock) held by them.

Section 4.4 Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.

ARTICLE V.

BOARD OF DIRECTORS

Section 5.1 Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation then in effect (the “Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Amended and Restated Certificate of Incorporation, and the Bylaws; provided, however, that no Bylaws hereafter adopted by the stockholders of the Corporation shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

Section 5.2 Number, Election and Term.

(a) The number of directors of the Corporation shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by the Board, subject to any contractual rights of stockholders or any series of the Preferred Stock to elect directors.

(b) Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

(c) Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.

(d) No stockholder will be permitted to cumulate votes at any election of directors.

Section 5.3 Newly Created Directorships and Vacancies. Subject to Section 5.5 hereof and the contractual rights of any stockholder, in accordance with the DGCL, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders).

Section 5.4 Removal. Subject to Section 4.3 (with respect to the rights of the Class B Common Stock) and Section 5.5 hereof and the contractual rights of any stockholder, in accordance with the DGCL, any or all of the directors may be removed from office at any time by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors at the time of such removal, voting together as a single class.

Section 5.5 Preferred Stock - Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation).

ARTICLE VI.

BYLAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of Common Stock, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

ARTICLE VII.

MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT

Section 7.1 Special Meetings. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, the Chief Executive Officer of the Corporation, or the Board, and the ability of the stockholders of the Corporation to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders of the Corporation may not be called by another person or persons.

Section 7.2 Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

Section 7.3 Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, subsequent to the consummation of the Offering, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders other than an action required or permitted to be taken by the holders of shares of Class B Common Stock, which action may be taken by written consent as specified herein.

ARTICLE VIII.

LIMITED LIABILITY; INDEMNIFICATION

Section 8.1 Limitation of Director Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification, elimination or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification, elimination or repeal.

Section 8.2 Indemnification and Advancement of Expenses.

(a) To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, excise taxes pursuant to the Employee Retirement Income Security Act of 1974, as amended (the “ERISA excise taxes”) and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, solely to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(b) The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Amended and Restated Certificate of Incorporation, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c) Any repeal or amendment of this Section 8.2, or the adoption of any other provision of this Amended and Restated Certificate of Incorporation inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d) This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

ARTICLE IX.

BUSINESS COMBINATION REQUIREMENTS; EXISTENCE

Section 9.1 General.

(a) The provisions of this Article IX shall apply during the period commencing upon the consummation of the Offering and terminating upon the consummation of the Corporation’s initial Business Combination and no amendment to this Article IX shall be effective prior to the consummation of the initial Business Combination unless approved by the affirmative vote of the holders of at least sixty-five percent (65%) of the voting power of all then outstanding shares of the Common Stock.

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1 to be filed with the Securities and Exchange Commission (the “SEC”) relating to the Offering, as the same may be amended from time to time (the “Registration Statement”), ~~shall be~~ were deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, and (ii) the redemption of 100% of the Offering Shares (as defined below) ~~not previously properly redeemed in accordance with clause (iii) below~~ if the Corporation does not complete its initial Business Combination ~~within 24 months from the closing of the Offering, or 27 months from the closing of the Offering if the Corporation has executed a letter of intent, agreement in principle or definitive agreement for an initial Business Combination within 24 months from the closing of the Offering and (iii) the redemption of any Offering Shares properly submitted in connection with a stockholder vote seeking to amend any provisions of this Amended and Restated Certificate of Incorporation relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7)~~ by the time and date immediately following the filing of this Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Accelerated Termination Time”). Holders of shares of the Class A Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the NightDragon Acquisition Sponsor, LLC (the “Sponsor”) or officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

Section 9.2 Redemption Rights.

(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation shall not redeem Offering Shares to the extent that the Corporation would not have funds legally available therefor or that such redemption would result in the Corporation’s failure to have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) of at least $5,000,001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the initial Business Combination upon consummation of the initial Business Combination and after payment of deferred underwriting commissions (such limitation hereinafter called the “Redemption Limitation”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate of Incorporation, there shall be no Redemption Rights or liquidating distributions with respect to (i) any warrant issued pursuant to the Offering or (ii) any shares of Class B Common Stock.

(b) If the Corporation offers to redeem the Offering Shares other than in conjunction with a stockholder vote on an initial Business Combination with a proxy solicitation pursuant to Regulation 14A of the Exchange Act (or any successor rules or regulations) and filing proxy materials with the SEC, the Corporation shall offer to redeem the Offering Shares upon the consummation of the initial Business Combination, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof, pursuant to a tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Tender Offer Rules”) which it shall commence prior to the consummation of the initial Business Combination and shall file tender offer documents with the SEC prior to the consummation of the initial Business Combination that contain substantially the same financial and other information about the initial Business Combination and the Redemption Rights as is required under Regulation 14A of the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Proxy Solicitation Rules”), even if such information is not required under the Tender Offer Rules; provided, however, that if a stockholder vote is required by law to approve the proposed initial Business Combination, or the Corporation otherwise submits the proposed initial Business Combination to the stockholders for their approval for business or other legal reasons, the Corporation shall offer to redeem the Offering Shares, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof, in conjunction with a proxy solicitation pursuant to the Proxy Solicitation Rules (and not the Tender Offer Rules) at a price per share equal to the Redemption Price calculated in accordance with the following provisions of this Section 9.2(b). In the event that the Corporation offers to redeem the Offering Shares pursuant to a tender offer in accordance with the Tender Offer Rules, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares tendering their Offering Shares pursuant to such tender offer shall be equal to the quotient obtained by dividing: (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest not previously released to the Corporation to pay its franchise and income taxes, by (ii) the total number of then outstanding Offering Shares. If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on the proposed initial Business Combination pursuant to a proxy solicitation, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares exercising their Redemption Rights shall be equal to the quotient obtained by dividing (a) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest not previously released to the Corporation to pay its franchise and income taxes, by (b) the total number of then outstanding Offering Shares.

(c) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination pursuant to a proxy solicitation, a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), shall be restricted from seeking Redemption Rights with respect to more than an aggregate of 15% of the Offering Shares without the prior consent of the Corporation.

(d) In the event that the Corporation has not consummated an initial Business Combination ~~within 24 months from the closing of the Offering, or 27 months from the closing of the Offering if the Corporation has executed a letter of intent, agreement in principle or definitive agreement for an initial Business Combination within 24 months from the closing of the Offering~~ by the Accelerated Termination Time, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law if such approval has not previously been obtained, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

(e) Subject to any other vote required by applicable law, if the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if (i) such initial Business Combination is approved by the affirmative vote of the holders of a majority of the voting power of the capital stock of the Corporation that are present in person or by proxy at the stockholder meeting held to consider such initial Business Combination and entitled to vote thereon and (ii) the Redemption Limitation is not exceeded.

(f) If the Corporation conducts a tender offer pursuant to Section 9.2(b), the Corporation shall consummate the proposed initial Business Combination only if the Redemption Limitation is not exceeded.

Section 9.3 Distributions from the Trust Account.

(a) A Public Stockholder shall be entitled to receive funds from the Trust Account only as provided in Sections 9.2(a), 9.2(b), 9.2(d) or 9.7 hereof. In no other circumstances shall a Public Stockholder have any right or interest of any kind in or to distributions from the Trust Account, and no stockholder other than a Public Stockholder shall have any interest in or to the Trust Account.

(b) Each Public Stockholder that does not exercise its Redemption Rights shall retain its interest in the Corporation and shall be deemed to have given its consent to the release of the remaining funds in the Trust Account to the Corporation, and following payment to any Public Stockholders exercising their Redemption Rights, the remaining funds in the Trust Account shall be released to the Corporation.

(c) The exercise by a Public Stockholder of the Redemption Rights shall be conditioned on such Public Stockholder following the specific procedures for redemptions set forth by the Corporation in any applicable tender offer or proxy materials sent to the Public Stockholders relating to the proposed initial Business Combination, including the requirement that any Public Stockholder that holds Offering Shares beneficially through a nominee must identify itself to the Corporation in connection with any redemption election in order to validly redeem such Offering Shares. Holders of Offering Shares seeking to exercise their Redemption Rights may be required to either tender their certificates (if any) to the Corporation’s transfer agent or to deliver their shares to the transfer agent electronically using The Depository Trust Corporation’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option, in each case up to two business days prior to the originally scheduled vote on the proposal to approve a Business Combination. Payment of the amounts necessary to satisfy the Redemption Rights properly exercised shall be made as promptly as practical after the consummation of the initial Business Combination.

Section 9.4 Share Issuances. Prior to the consummation of the Corporation’s initial Business Combination, the Corporation shall not issue any additional shares of capital stock of the Corporation that would entitle the holders thereof to receive funds from the Trust Account or vote on any initial Business Combination, on any pre-initial Business Combination activity or on any amendment to this Article IX.

Section 9.5 Transactions with Affiliates. In the event the Corporation enters into an initial Business Combination with a target business that is affiliated with the Sponsor, or the directors or officers of the Corporation, the Corporation, or a committee of the independent directors of the Corporation, shall, if required by applicable law or the Board or a committee thereof, obtain an opinion that such Business Combination is fair to the Corporation from a financial point of view.

Section 9.6 No Transactions with Other Blank Check Companies. The Corporation shall not enter into an initial Business Combination with another blank check company or a similar company with nominal operations.

Section 9.7 ~~Additional Redemption Rights~~. ~~If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify the substance or timing of the Corporation’s obligation to allow redemption in connection with the initial Business Combination or the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within 24 months from the closing of the Offering, or 27 months from the closing of the Offering if the Corporation has executed a letter of intent, agreement in principle or definitive agreement for an initial Business Combination within 24 months from the closing of the Offering, or with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, subject to lawfully available funds therefor, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.~~ RESERVED.

Section 9.8 Minimum Value of Target. The Corporation’s initial Business Combination must occur with one or more businesses that together have an aggregate fair market value of at least 80% of the net assets held in the Trust Account (excluding the deferred underwriting discounts and commissions and taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into the initial Business Combination.

ARTICLE X.

CORPORATE OPPORTUNITY

To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Amended and Restated Certificate of Incorporation or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation, except, the doctrine of corporate opportunity shall apply with respect to any of the directors or officers of the Corporation only with respect to a corporate opportunity that was offered to such person solely in his or her capacity as a director or officer of the Corporation and (i) such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue and (ii) the director or officer is permitted to refer that opportunity to the Corporation without violating any legal obligation.

ARTICLE XI.

AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Amended and Restated Certificate of Incorporation and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Amended and Restated Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article XI; provided, however, that Article IX and Section 4.3(a)(iii) of this Amended and Restated Certificate of Incorporation may be amended only as provided therein.

ARTICLE XII.

EXCLUSIVE FORUM FOR CERTAIN LAWSUITS AND SEVERABILITY PROVISION

Section 12.1 Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or this Amended and Restated Certificate of Incorporation or the Bylaws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction. This exclusive forum provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. If any action the subject matter of which is within the scope of this Section 12.1 is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce this Section 12.1 (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

Section 12.2 Severability. If any provision or provisions of this Amended and Restated Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Amended and Restated Certificate of Incorporation (including, without limitation, each portion of any sentence of this Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.

ARTICLE XIII.

APPLICATION OF DGCL SECTION 203

Section 13.1 Section 203 of the DGCL. The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.

Section 13.2 Limitation on Business Combinations. Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:

(a) prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder; or

(b) upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least eighty-five percent (85%) of the voting stock outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers of the Corporation and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

(c) at or subsequent to that time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of holders at least 66-2/3% of the voting power of the outstanding voting stock that is not owned by the interested stockholder.

Section 13.3 Certain Definitions. Solely for purposes of this Article XIII, references to:

(a) “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

(b) “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of twenty percent (20%) or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a twenty percent (20%) beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(c) “business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:

(i) any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section 13.2 is not applicable to the surviving entity;

(ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to ten percent (10%) or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

(iii) any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251(g) of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all stockholders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all stockholders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c)-(e) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments); or

(iv) any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder.

(d) “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of twenty percent (20%) or more of the voting power of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article XIII, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

(e) “Exempted Person” means the Sponsor, its members and its affiliates, any of their respective direct or indirect transferees of at least 15% of the Corporation’s outstanding common stock and any “group” of which any such person is a part under Rule 13d-5 of the Exchange Act.

(f) “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of fifteen percent (15%) or more of the voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of fifteen percent (15%) or more of the voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the affiliates and associates of such person; but “interested stockholder” shall not include (a) any Exempted Person, or (b) any person whose ownership of shares in excess of the fifteen percent (15%) limitation set forth herein is the result of any action taken solely by the Corporation; provided that with respect to clause (b) such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(g) “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

(1) beneficially owns such stock, directly or indirectly; or

(2) has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or

(3) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (2) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

(h) “person” means any individual, corporation, partnership, unincorporated association or other entity.

(i) “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

(j) “voting stock” means stock of any class or series entitled to vote generally in the election of directors.

IN WITNESS WHEREOF, NightDragon Acquisition Corp. has caused this Amended and Restated Certificate of Incorporation to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

NIGHTDRAGON ACQUISITION CORP.

By:
Name: Morgan Kyauk Title: Chief Executive Officer

(Signature Page to Amended and Restated Certificate of Incorporation)

Annex B

AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of             , 2022, is made by and between NightDragon Acquisition Corp., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the “Trustee”), and amends that certain Investment Management Trust Company, effective as of March 1, 2021 (the “Trust Agreement”), by and between the Company and the Trustee. Capitalized terms used but not defined in this Amendment Agreement have the meanings assigned to such terms in the Trust Agreement.

WHEREAS, following the closing of the Company’s initial public offering of SCALE units (the “Offering”) and as of March 4, 2021, a total of $345,000,000.00 of the net proceeds from the Offering was placed in the Trust Account;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account, including interest (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses and which interest shall be net of any taxes payable) (x) upon receipt of, and only in accordance with, the terms of a Termination Letter in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) upon the date which is the later of (i) 24 months after the closing of the Offering (or 27 months after the closing of the Offering if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination within 24 months after the closing of the Offering) and (ii) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation;

WHEREAS, Section 6 of the Trust Agreement provides that the Trust Agreement may only be amended by a writing signed by each of the Company and the Trustee with the Consent of the Stockholders; and

WHEREAS, at a meeting of the stockholders of the Company held on or about the date hereof (the “Meeting”), at least sixty five percent (65%) of the voting power of all then outstanding shares of the Common Stock and the Company’s Class B common stock have voted to approve this Amendment Agreement;

WHEREAS, at the Meeting, the stockholders of the Company also voted to approve the amendment and restatement of the Company’s certificate of incorporation (the certificate of incorporation, as so amended and restated, the “Restated Certificate”); and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment to the Trust Agreement. Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

‘(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer, Secretary or Chairman of

the board of directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes, only as directed in the Termination Letter and the other documents referred to therein, or (y) the Accelerated Termination Time (as such term is defined in the Company’s amended and restated certificate of incorporation), if a Termination Letter has not been received by the Trustee prior to such time and date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the time and date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;’

2. No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.

3. References.

(a) All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof,” “the date of this Trust Agreement” and terms of similar import shall in all instances continue to refer to March 1, 2021.

(b) All references to the “amended and restated certificate of incorporation” in the Trust Agreement (as amended by this Amendment Agreement) and terms of similar import shall mean the Restated Certificate.

4. Governing Law; Jurisdiction. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

5. Counterparts. This Amendment Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

6. Other Miscellaneous Terms. The provisions of Sections 6(f), 6(h) and 6(j) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, AS TRUSTEE

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

NIGHTDRAGON ACQUISITION CORP.

By:
Name:
Title:

NIGHTDRAGON ACQUISITION CORP. [•], 2022 PROXY VOTING INSTRUCTIONS INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON—You may vote your shares in person by attending COMPANY NUMBER the Special Meeting in Lieu of Annual Meeting. GO GREEN—e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements ACCOUNT NUMBER and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/24096 Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 00030000300303000100 7 120222 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4 x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE FOR AGAINST ABSTAIN 1. To adopt an amended and restated certificate of incorporation in the form reflecting the changes marked on the document attached to our proxy statement as Annex A (the “Restated Certificate”) to change the date by which we must consummate our initial business combination from March 4, 2023 (or June 4, 2023, if we have executed a letter of intent, agreement in principle or definitive agreement for an initial business combination on or before March 4, 2023), to the time and date immediately following the filing of the Restated Certificate with the Secretary of State of the State of Delaware (the “Accelerated Termination Time”) and to make certain other technical and administrative changes (the “Charter Amendment Proposal”). 2. To amend our investment management trust agreement, dated March 1, 2021, with American Stock Transfer & Trust Company, LLC, as trustee, pursuant to an amendment in the form attached to our proxy statement as Annex B, to change the date on which the trustee must commence liquidation of the trust account established in connection with our initial public offering to the Accelerated Termination Time (the “Trust Amendment Proposal”). 3. To ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022 (the “Auditor Ratification Proposal”). 4. To approve one or more adjournments of the meeting from time to time, if JOHN SMITH necessary or appropriate (as determined by our board of directors or the 1234 MAIN STREET chairperson of the meeting), including to solicit additional proxies to vote in APT. 203 favor of the Charter Amendment Proposal, Trust Amendment Proposal and NEW YORK, NY 10038 Auditor Ratification Proposal, in the event that there are insufficient votes at the time of the meeting to establish a quorum or approve the Charter Amendment Proposal, Trust Amendment Proposal and Auditor Ratification Proposal. To indicate change your the new address address on your in the account, address please space check above. the Please box at note right and that changes to the registered name(s) on the account may not be submitted via MARK^“X” HERE IF YOU PLAN TO ATTEND THE MEETING. this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: title Please as such. sign exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign. such. When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person. give full

————————— . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . ———————— 0 NIGHTDRAGON ACQUISITION CORP. Proxy for Special Meeting in Lieu of Annual Meeting of Stockholders on [•], 2022 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Morgan Kyauk and Steve Simonian, and each of them, with full power of substitution and resubstitution and power to act alone, as proxies to vote all the shares of Class A common stock and Class B common stock which the undersigned would be entitled to vote if personally present and acting at the Special Meeting in Lieu of Annual Meeting of Stockholders of NightDragon Aquisition Corp., to be held [•], 2022 at 101 Second Street, Suite 1275, San Francisco, California 94105, and at any adjournments or postponements thereof, in the manner directed on the reverse side hereof, and in their or his discretion upon any other matter which may properly come before said meeting. (Continued and to be signed on the reverse side) 1.1 14475